This submission is being made solely to obtain a class identifier for the following variable annuity product under the Prudential Annuities Life Assurance Corporation Variable Account B (811-05438), Series ID No. S000001297:

Contract: Personal Security Annuity (033-19363).

Any questions regarding this submission should be directed to Mary K. Johnson, Vice President, Corporate Counsel, at Prudential at (860) 534-7704.